Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma condensed combined balance sheet is presented as of December 31, 2025, and the pro forma condensed combined statement of operations is presented for the twelve months ended December 31, 2025.

The following unaudited pro forma condensed combined financial information of Pelican Acquisition, Corp. (“SPAC” or “Pelican”), Pelican Holdco Inc. (“PubCo”), Greenland Exploration Limited (“Greenland”) and March GL Company (“March GL”), gives effect to the Business Combination. The unaudited pro forma condensed combined balance sheet as of December 31, 2025, gives pro forma effect to the Business Combination as if it was completed on December 31, 2025. The unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2025, gives effect to the Business Combination as if they had occurred on January 1, 2025.

This information should be read together with Greenland, March GL, PubCo and SPAC’s audited financial statements and related notes, “Greenland’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “March GL’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “SPAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this Form 8-K.

The unaudited pro forma condensed combined balance sheet as of December 31, 2025 has been prepared using the following:

●	Greenland’s audited condensed balance sheet as of December 31, 2025, as included elsewhere in this Form 8-K

●	March GL’s audited condensed balance sheet as of December 31, 2025, as included elsewhere in this Form 8-K

●	SPAC’s audited condensed balance sheet as of January 31, 2026, as included elsewhere in this Form 8-K

●	PubCo’s audited condensed balance sheet as of December 31, 2025, as included elsewhere in this Form 8-K

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what the post-combination company’s financial condition or results of operations would have been had the Business Combination occurred on the dates indicated. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined.

Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the post-combination company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma adjustments are based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

Description of the Transactions

On September 9, 2025, SPAC entered into an Agreement and Plan of Merger, by and among Pelican Holdco, Inc., a Texas corporation, SPAC Merger Sub, Inc., a Texas corporation and wholly-owned subsidiary of PubCo, Greenland Exploration Limited, a Texas Corporation, Greenland Merger Sub, Inc., a Texas corporation and a wholly-owned subsidiary of PubCo, and March GL Company, a Texas corporation. The transaction includes a series of mergers whereby SPAC, Greenland, and March GL will each merge with subsidiaries of PubCo. At the closing of the transaction pursuant to the Business Combination Agreement, PubCo will operate under the name Greenland Energy Company. The Boards of Directors of SPAC, March GL, Greenland, and Merger Subs have unanimously approved the Business Combination Agreement and the transactions contemplated thereby.

The Business Combination was approved by SPAC shareholders at an extraordinary general meeting held on March 19, 2026. The SPAC shareholder redeemed 7,562,123 Ordinary Shares and received $77,979,123 from the trust account. Business Combination was successfully completed on March 25, 2026 (“Closing Date”).

As of the Closing Date of the Business Combination, SPAC’s Units separated into their component securities and the SPAC’s Ordinary Shares and Rights converted into shares of Surviving PubCo Common Stock. Each SPAC Right that was outstanding immediately prior to the Merger converted into one-tenth of one share of PubCo common stock. As a result, the SPAC Units, SPAC Ordinary Shares and SPAC Rights no longer trade.

At the Closing Date, the holders of March GL common stock immediately prior to the closing of Business Combination receive from PubCo, in the aggregate, 20,000,000 shares of PubCo common stock (the “March GL Merger Consideration”). The holders of Greenland common stock immediately prior to the closing of Business Combination receive from PubCo, in the aggregate, 1,500,000 shares of PubCo common stock (the “Greenland Merger Consideration, and together with the March GL Merger Consideration, the “Merger Consideration”), with the Merger Consideration being a number of shares of PubCo common stock with an aggregate value equal to US$215,000,000, based upon a per share value of US$10.00.

Accounting for the Transactions

The Business Combination is accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, PubCo, who is the legal acquirer, is treated as the “acquired” company for accounting purposes and March GL and Greenland (together the “Companies”) is treated as the accounting acquirer. Accordingly, the Business Combination is treated as the equivalent of Companies issuing shares at the closing of the Business Combination for the net assets of SPAC as of the closing date, accompanied by a recapitalization. The net assets of SPAC will be stated at historical cost, with no goodwill or other intangible assets recorded.

Companies have been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

●	Companies have the majority voting interest in the PubCo.

●	The PubCo. board is composed as follows: Companies designate four (4) directors and SPAC sponsor have designate one (1) director (a majority of the board who qualify as independent directors under the Securities Act and the Nasdaq rules);

●	March GL senior management is the senior management of the PubCo. post-merger;

●	The business of PubCo. will comprise the ongoing operations of March GL

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination, are factually supportable and are expected to have a continuing impact on the results of the combined company. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Transaction.

The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of December 31, 2025, and in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025 are based on the actual values as of the Closing Date. The differences that may occur between the presented value and the final purchase accounting could have a material impact on the accompanying unaudited pro forma condensed combined financial information.

The pro forma combined financial information takes into account the actual redemptions of SPAC Ordinary Shares that occurred as of the Closing Date of the Business Combination.

The pro forma shares of the combined common stock issued and outstanding immediately after the Merger are as below:

Actual Redemption
Common Stock
Common stock of HoldCo held by SPAC stockholders (1)	1,925,377
Common stock of HoldCo held by SPAC sponsor and affiliates (2)	2,390,000
Common stock of HoldCo held by underwriter (3)	294,875
Common stock of HoldCo held to March GL stockholders (4)	20,000,000
Common stock of HoldCo held by Greenland stockholders (5)	1,500,000
Total	26,110,252

1.	Consist of 1,062,877 common stocks held by SPAC’s public stockholder that converted to PubCo shares on 1 for 1 basis. Also includes 862,500 common stocks underlying the SPAC public right that were converted into one-tenth common stocks of PubCo at Closing Date.
2.	Consist of 212,500 common stocks underlying private unit and 21,250 common stocks underlying private unit rights held by Sponsor that converted into PubCo common stock. Also includes 1,325,000 founder shares after 831,250 founder shares to FG Merchant Partners LP and other affiliates.
3.	Consist of 200,000 founder shares held by underwriter that converted into PubCo common stocks. Also includes 86,250 common stocks underlying private unit and 8,625 common stocks underlying private unit rights held by the underwriter that converted into PubCo common stocks.
4.	Represents 20,000,000 common stocks of PubCo issued to March GL stockholders as merger consideration pursuant to the Business Combination Agreement.
5.	Represents 1,500,000 common stocks of PubCo issued to Greenland stockholders as merger consideration pursuant to the Business Combination Agreement.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2025

					Actual Redemptions
	PubCo (Historical)	Pelican (Historical)	Greenland (Historical)	March GL (Historical)	Pro Forma Adjustments		Pro Forma Combined
	(Audited)	(Audited)	(Audited)	(Audited)	(Unaudited)		(Unaudited)
		(January 31, 2026)
ASSETS
Current assets:
Cash	$-	$77	$36,051	$231,058	300,000	A(1)	$5,525,213
					(152,737)	A(2)
					(31,000)	A(3)
					(30,000)	A(4)
					(79,393)	A(4)
					(18,720)	A(5)
					10,960,196	B(3)
					(5,690,319)	C
Due from Pelican Acquisition Corp.	59,740	-	-	-	30,000	A(4)	169,133
					79,393	A(4)
Loan receivable	-	-	232,519	-	31,000	(A3)	342,912
					79,393	(A4)
Prepaid expenses	-	165,048	110,190	1,194,883			1,470,121
TOTAL CURRENT ASSETS	$59,740	$165,125	$378,760	$1,425,941			$7,507,378

Deposit on Equipment	-	-	-	150,000	12,352	A(5)	162,352
Prepaid expenses	-	13,049	-	95,987	(60,868)	A(5)	48,168
Investments held in Trust Account	-	88,594,774	-	-	344,675	B(1)	-
					(77,979,252)	B(2)
					(10,960,196)	B(3)
TOTAL ASSETS	$59,740	$88,772,948	$378,760	$1,671,928	$(83,165,478)		$7,717,898

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accrued expenses	$16,066	$317,146	$60,335	$398,795	$(15,000)	A(3)	$4,013,926
					(45,320)	A(4)
					(258,089)	C
					(100,000)	C
					3,710,968	C
					(70,975)	A(5)
Due to related party – administrative fee	-	65,806	-	-	(65,806)	C	-
Due to related party	-	10,200	475,000	-	300,000	A(1)	775,000
					(10,200)	C
Due to target company (Greenland)	132,519	100,000	-	-	31,000	(A3)	342,912
					79,393	(A4)
Accrued offering costs	-	278		-			278
Due to Pelican HoldCo Inc.	-	89,740	-	-	79,393		169,133
Total Current Liabilities	148,585	583,170	535,335	398,795	3,635,363		$5,301,248
Total Liabilities	$148,585	$583,170	$535,335	$398,795			$5,301,248

Commitments and Contingencies
Ordinary shares subject to possible redemption, 8,625,000 shares	-	88,594,774	-	-	344,675	B(1)	-
					(77,979,252)	B(2)
					(10,960,196)	B(4)
Shareholders’ Equity (Deficit)
Ordinary shares, $0.0001 par value	-	337	-	-	106	B(4)	443
Common stock	-	-	-	103	5	A(5)	2,244
					89	B(5)
					150	D
					2,000	E
					(103)	E
Additional paid-in capital		-	20,000	5,642,517	671,958	A(5)	16,887,096
					10,960,090	B(4)
					(89)	B(5)
					(150)	D
					(2,000)	E
					103	E
					(405,333)	F
Subscription receivable	-	-	-	(90,000)	90,000	A(5)	-
Retained earnings (Accumulated deficit)	(88,845)	(405,333)	(176,575)	(4,279,487)	(152,737)	A(2)	(14,473,134)
					(16,000)	A(3)
					(34,073)	A(4)
					(758,225)	A(5)
					344,675	B(1)
					(344,675)	B(1)
					(5,332,230)	C
					(3,710,968)	C
					76,006	C
					405,333	F
Total Shareholders’ Equity (Deficit)	(88,845)	(404,996)	(156,575)	1,273,133			2,416,650
Total Liabilities and Shareholders’ Equity (Deficit)	$59,740	$88,772,948	$378,760	$1,671,928	$(83,165,478)		$7,717,898

Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

The pro forma adjustment to the unaudited condensed combined pro forma balance sheet consists of the following:

●	A(1): Represents the $300,000 promissory note between Greenland and its affiliate prior to the closing of Business Combination.

●	A(2): Represents the payment of total $152,737 Greenland expenses paid prior to merger closing of Business Combination.

●	A(3): Represents the payment of $31,000 PubCo expenses paid by Greenland on behalf of PubCo prior to closing. This includes payment of $15,000 in expenses that were accrued by PubCo at Year end 2025.

●	A(4): Represents the payment of $109,393 Pelican expense what was paid by Greenland on behalf of Pelican under the PubCo promissory note. This includes payment of $45,320 expenses which was accrued by Pelican at their year-end January 31, 2026

●	A(5): Represents March GL activity from year end 2025 till merger Closing Date.

●	B(1): Represent increase in trust account balance from Year-end January 31, 2026 till merger date due to interest income earned in the trust. This includes increase in the shares subject to redemptions.

●	B(2): Represent the redemptions of 7,562,123 Pelican shares for total payment of $77,979,252 from the trust account.

●	B(3): Represents the movement of net cash remaining in trust account into operating bank account of PubCo at Closing Date.

●	B(4): Represent the reclassification of remaining 1,062,877 SPAC ordinary shares from temporary equity to permanent equity.

●	B(5): Represent the conversion of total 8,923,750 Pelican Rights into 892,375 PubCo common stocks at Closing Date.

●	C: Represents payment of 5,690,319 transaction expenses at closing and accrual of 3,710,968 expenses payable at closing. The payment of 5,690,319 includes $258,089 and $100,000 in expenses that were previously accrued by Pelican and March GL respectively at year end 2025. Also includes reversal of liabilities of $65,806 and $10,200 recorded by Pelican that were negotiated not to be paid.

●	D: Represents 1,500,000 common stock of PubCo issued to Greenland shareholders as merger consideration pursuant to the merger agreement.

●	E: Represents 20,000,000, common stocks of PubCo issued to March GL shareholders as merger consideration pursuant to the merger agreement.

●	F: Represents the elimination of Pelican's historical accumulated earnings.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

AS OF DECEMBER 31, 2025

	PubCo For the period September 5, 2025 (inception) to December 31, 2025	Pelican For the tweleve months ended January 31, 2026	Greenland For the period June 9, 2025 (inception) to December 31, 2025	March GL For the period March 31, 2025 (inception) to December 31, 2025	Actual Redemptions
	(Historical)	(Historical)	(Historical)	(Historical)	Transaction Accounting Adjustments		Pro Forma Combined
		(January 31, 2026)
	(Audited)	(Audited)	(Audited)	(Audited)	(Unaudited)		(Unaudited)
General and administrative expenses	$88,845	$1,100,206	$176,575	$4,279,487	$(1,100,206)	A	$13,350,821
					$9,043,198	B
Loss from Operations	(88,845)	(1,100,206)	(176,575)	(4,279,487)	7,942,992		(13,350,821)

Other income:
Interest income	-	4,479	-	-	(4,479)	A	-
Interest earned on investments held in Trust Account	-	2,344,774	-	-	(2,344,774)	C	-
Total other income	-	2,349,253	-	-	(2,349,253)		-
Net income (loss)	$(88,845)	$1,249,047	$(176,575)	$(4,279,487)	$(10,292,245)		$(13,350,821)

Basic and diluted weighted average shares outstanding, ordinary shares subject to possible redemption	-	5,880,822	-	-
Basic and diluted net income per share, ordinary shares subject to possible redemptio	-	$0.14	-	-
Basic and diluted weighted average shares outstanding, non-redeemable ordinary shares	-	3,158,538	1,441,463	69,438			26,110,252
Basic and diluted net income per share, non-redeemable ordinary shares	-	$0.14	$(0.12)	$(41.40)			$(0.51)

Notes and Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations

The notes and pro forma adjustments to the unaudited pro forma condensed combined statements of operations consist of the following:

A.	Represents the elimination of non-recurring expense of Pelican.

B.	Represents unrecorded transaction expenses of $8,789,029 upon the consummation of the Business Combination.

C.	Represents the elimination of interest income generated from the investments held in the Trust Account after giving effect to the Business Combination as if it had occurred on January 1, 2025.

Net Loss per Share

Net loss per share was calculated using the historical weighted average shares outstanding and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2025 for the year ended December 31, 2025. As the Business Combination is being reflected as if it had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net income per share assumes the shares issuable in connection with the Business Combination have been outstanding for the entire periods presented.

The following unaudited pro forma condensed combined financial information for the year ended December 31, 2025 has been prepared to reflect the actual redemptions by SPAC public shareholders at the time of the Business Combination.

For the year ended December 31, 2025
Proforma net loss	$(13,350,821)
Pro forma basic and diluted net loss per share	$(0.51)

Common stock of HoldCo held by Pelican stockholders	1,925,377
Common stock of HoldCo held by Pelican sponsor and affiliates	2,390,000
Common stock of HoldCo held by underwriter	294,875
Common stock of HoldCo held to March GL stockholders	20,000,000
Common stock of HoldCo held by Greenland stockholders	1,500,000
Total	26,110,252